Summary Prospectus
April 30, 2012

Baron Energy and Resources Fund

Retail Shares : BENFX

Institutional Shares : BENIX

Baron Select Funds

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated April 30, 2012, are incorporated by reference into this summary prospectus.

Baron Energy and Resources Fund

Investment Goal

The investment goal of Baron Energy and Resources Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers	Total Annual Fund Operating Expenses after Expense Waivers[2]
BARON ENERGY AND RESOURCES FUND[1]
Retail Shares	1.00%	0.25%	3.00%	4.25%	(2.90)%	1.35%
Institutional Shares	1.00%	0.00%	3.00%	4.00%	(2.90)%	1.10%

[1]	Because Baron Energy and Resources Fund is a new Fund, “Other Expenses” are based on estimated amounts for the current fiscal year.
[2]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.35% of average daily net assets of Retail Shares and 1.10% of average daily net assets of Institutional Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same at 1.35% for the Retail Shares and 1.10% for the Institutional Shares. Although your

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Baron Energy and Resources Fund

actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3
BARON ENERGY AND RESOURCES FUND
Retail Shares	$137	$428
Institutional Shares	$112	$350

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund’s investments in non-U.S. companies will not exceed 25%. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long-term growth prospects, have the potential for high total return, have significant barriers to competition, and have the potential to increase in value 100% within four to five subsequent years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

Energy companies and MLPs are companies that the Adviser determines are principally in the energy industry, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and alternative energy. Energy companies and MLPs may include integrated oil companies, drilling contractors and rig owners; drilling rig and equipment manufacturers and providers of supplies and services to companies engaged in oil and gas drilling; companies engaged in the exploration, production, refining, or marketing of oil, gas and/or refined products; and companies involved in the production and mining of coal, related products, and other consumable fuels. Energy-related companies and MLPs are those with products and services related to the exploration, extraction, production, sale or distribution of energy resources.

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Baron Energy and Resources Fund

Resources companies and MLPs are companies that the Adviser determines are principally engaged in owning or developing resources, or supplying goods and services to such companies, and in precious metals. These companies and MLPs may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning resources. Resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), chemicals, paper and forest products and other basic commodities. Resources-related companies and MLPs are those supplying goods and services to resource companies.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days notice.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Small- and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and medium-sized companies, but there also may be more risk. Securities of small- and medium-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

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Baron Energy and Resources Fund

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. A non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Industry Concentration.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory or financial developments.

Energy Industry Risk.  Energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations.

Resources Industry Risk.  Resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, weather or meteorological events, and tax and other government regulations.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Performance

As Baron Energy and Resources Fund is a newly formed mutual fund, it has no prior performance.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  James Stone has been the portfolio manager of the Fund since its inception on December 30, 2011. Mr. Stone has worked at the Adviser as an analyst since May of 2009.

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Baron Energy and Resources Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

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Baron Energy and Resources Fund

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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